                                                                   EXHIBIT 1.(A)

                                                                           DRAFT

                           MERRILL LYNCH & CO., INC.
                            (A DELAWARE CORPORATION)

                      ____% STRYPES/SM/ DUE         , 1998


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                            _________, 1995

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
World Financial Center
North Tower
New York, New York  10281-1201

Dear Sirs:

     Merrill Lynch & Co., Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") an aggregate of 5,000,000 of the Company's Structured Yield Product Exchangeable for Stock/SM/, ____% STRYPES/SM/ Due _________, 1998 (each, a "STRYPES"), payable at maturity by the delivery of common stock, par value $1.00 per share (the "MGIC Common Stock"), of MGIC Investment Corporation ("MGIC Investment"), and, at the option of the Underwriter, all or any part of 750,000 additional STRYPES to cover over-allotments. The aforesaid 5,000,000 STRYPES (the "Initial Securities") to be purchased by the Underwriter and all or any part of the 750,000 additional STRYPES subject to the option described in
Section 2(b) hereof (the "Option Securities") are hereinafter collectively referred to as the "Securities". The Securities are to be issued under an indenture, dated as of April 1, 1983, as supplemented as of ________, 1995 (the "Indenture"), between the Company and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as trustee (the "Trustee").

     Prior to the purchase and public offering of the Securities by the Underwriter, the Company and the Underwriter shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriter and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities shall be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-_____) and related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) at the time it becomes effective and the prospectus constituting a part thereof (including the information, if any, incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act

_________________________
/SM/ Service Mark of Merrill Lynch & Co., Inc.

Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "ML&Co. Registration Statement" and the "ML&Co. Prospectus", respectively, except that if any revised prospectus shall be provided to the Underwriter by the Company for use in connection with the offering of the Securities which differs from the ML&Co. Prospectus on file at the Commission at the time the ML&Co. Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "ML&Co. Prospectus" shall refer to such revised prospectus (excluding any MGIC Prospectus (as defined below) included therein) from and after the time it is first provided to the Underwriter for such use and if the Company files any documents pursuant to Section 13 or 14 of the 1934 Act, after the ML&Co. Registration Statement becomes effective and prior to the termination of the offering of the Securities by the Underwriter, which documents are deemed to be incorporated by reference into the ML&Co. Prospectus, the term "ML&Co. Prospectus" shall refer to said prospectus as supplemented by the documents so filed from and after the time said documents are filed with the Commission.

     MGIC Investment has filed with the Commission a registration statement on Form S-3 (No. 33-_____) and related preliminary prospectus for the registration of the MGIC Common Stock deliverable upon payment and discharge of the Securities under the 1933 Act, has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) at the time it becomes effective and the prospectus constituting a part thereof (including the information, if any, incorporated by reference therein), as from time to time amended or supplemented pursuant to the 1933 Act, the 1934 Act, or otherwise, are hereinafter referred to as the "MGIC Registration Statement" and the "MGIC Prospectus", respectively, except that if any revised prospectus shall be prepared by MGIC Investment for use by the Underwriter which differs from the MGIC Prospectus on file at the Commission at the time the MGIC Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by MGIC Investment pursuant to Rule 424(b) of the 1933 Act Regulations), the term "MGIC Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriter for use and if MGIC Investment files any documents pursuant to
Section 13 or 14 of the 1934 Act after the MGIC Registration Statement becomes effective and prior to the termination of the offering of the Securities by the Underwriter, which documents are deemed to be incorporated by reference into the MGIC Prospectus, the term "MGIC Prospectus" shall refer to said prospectus as supplemented by the documents so filed from and after the time said documents are filed with the Commission. The ML&Co. Registration Statement and the MGIC Registration Statement are hereinafter collectively referred to as the "Registration Statements"; and the ML&Co. Prospectus and the MGIC Prospectus are hereinafter collectively referred to as the "Prospectuses".

     The Company understands that the Underwriter proposes to make a public offering of the Securities as soon as it deems advisable after the Registration Statements become effective and the Pricing Agreement has been executed and delivered.

     Prior to the closing under this Agreement, the Company will enter into a contract (the "Forward Purchase Contract") with The Northwestern Mutual Life Insurance Company, a Wisconsin corporation ("NML"), pursuant to which NML will agree to sell, and the Company will agree to purchase, immediately prior to maturity of the Securities, a number of shares of MGIC Common Stock equal to the number of shares required by the Company to pay and discharge the Securities at maturity as described in the ML&Co. Prospectus or NML will deliver cash with an equal value (the "Forward Purchase").

     Section 1. Representations and Warranties. (a) The Company represents and warrants to the Underwriter as of the date hereof and as of the date of the Pricing Agreement (such later date being hereinafter referred to as the "Representation Date") as follows:

        (i) At the time the ML&Co. Registration Statement and any post-effective amendments thereto become effective and at the Representation Date, the ML&Co. Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Commission under the 1939 Act, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The ML&Co. Prospectus, at the Representation Date (unless the term "ML&Co. Prospectus" refers to a prospectus that has been provided to the Underwriter by the Company for use in connection with the offering of the Securities that differs from the ML&Co. Prospectus on file at the Commission at the time the ML&Co. Registration Statement first becomes effective, in which case at the time such prospectus is first provided to the Underwriter for such use) and at Closing Time and each Date of Delivery referred to in Section 2, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to (A) statements in or omissions from the ML&Co. Registration Statement or ML&Co. Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the ML&Co. Registration Statement or ML&Co. Prospectus, (B) that part of the ML&Co. Registration Statement which shall constitute the Statement of Eligibility under the 1939 Act (Form T-1) of the Trustee and (C) information contained in or omitted from the MGIC Prospectus.

        (ii) The Company meets the requirements for the use of Form S-3 under the 1933 Act.

        (iii) The accountants who certified the financial statements and supporting schedules of the Company and its subsidiaries included or incorporated by reference in the ML&Co. Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

        (iv) The consolidated financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the ML&Co. Registration Statement and ML&Co. Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein; and the supporting schedules included in the ML&Co. Registration Statement present fairly the information required to be stated therein.

        (v) The documents incorporated by reference in the ML&Co. Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the ML&Co. Prospectus, at the time the ML&Co. Registration Statement and any post-effective amendments thereto become effective, will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and any further documents deemed to be incorporated by reference in the ML&Co. Prospectus will, when they are filed with the Commission, comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to (A) statements in or omissions from the ML&Co. Registration Statement or ML&Co. Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the ML&Co. Registration Statement or ML&Co. Prospectus, (B) that part of the ML&Co. Registration Statement which shall constitute the Statement of Eligibility under the 1939 Act (Form T-1) of the Trustee and (C) information contained in or omitted from the MGIC Prospectus.

        (vi) Since the respective dates as of which information is given in the ML&Co. Registration Statement and the ML&Co. Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries which are material with respect to the Company and its subsidiaries considered as one enterprise, other than those in the ordinary course of business, and (C) except for regular quarterly dividends on its outstanding Common Stock and regular dividends on its preferred stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

        (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as now being conducted and as described in the ML&Co. Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Indenture and the Forward Purchase Contract; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification and in which failure of the Company to be so qualified and in good standing would have a material adverse effect upon the Company and its subsidiaries considered as one enterprise.

        (viii) Each subsidiary of the Company listed in Exhibit No. 21 to the Form 10-K annual report of the Company filed with the Commission under
     Section 13 of the 1934 Act for the fiscal year ended December 30, 1994 which is a "significant subsidiary" as defined in Rule 405 of Regulation C of the 1933 Act Regulations (a "ML&Co. Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as now being conducted and as described in the ML&Co. Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification and in which failure of such ML&Co. Significant Subsidiary to be so qualified and in good standing would have a material adverse effect upon the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding shares of capital stock of each ML&Co. Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; and all of the shares of capital stock of each ML&Co. Significant Subsidiary (except for directors' qualifying shares and except as set forth in the ML&Co. Prospectus) are owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

        (ix) Neither the Company nor any of the ML&Co. Significant Subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it or any of them is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of the ML&Co. Significant Subsidiaries is subject; the execution, delivery and performance by the Company of this Agreement, the Pricing Agreement, the Indenture and the Forward Purchase Contract and the consummation by the Company of the transactions contemplated herein and therein (including the issue and sale of the Securities, the delivery of shares of MGIC Common Stock upon payment and discharge of the Securities and the consummation of the Forward Purchase) have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the ML&Co. Significant Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the ML&Co. Significant Subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of the ML&Co. Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or, to the best of its knowledge, any law, administrative regulation or administrative or court decree; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the execution, delivery or performance by the Company of this Agreement, the Pricing Agreement, the Indenture or the Forward Purchase Contract or the consummation by the Company of the transactions contemplated herein or therein (including the issue and sale of the Securities, the delivery of shares of MGIC Common Stock upon payment and discharge of the

     Securities and the consummation of the Forward Purchase), except such as have been obtained under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws.

        (x) The Company and the ML&Co. Significant Subsidiaries possess adequate certificates, authorities, permits, licenses, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of the ML&Co. Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority, permit, license, approval, consent or other authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

        (xi) Except as set forth in the ML&Co. Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which might, in the opinion of the Company, result in any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation by the Company of the transactions contemplated by this Agreement, the Pricing Agreement, the Indenture or the Forward Purchase Contract (including the issue and sale of the Securities, the delivery of shares of MGIC Common Stock upon payment and discharge of the Securities and the consummation of the Forward Purchase); and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the ML&Co. Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed or incorporated by reference.

        (xii) This Agreement has been, and at the Representation Date, the Pricing Agreement will have been, duly authorized, executed and delivered by the Company.

        (xiii) The Indenture has been duly authorized by the Company and, at the Closing Time, will have been duly qualified under the 1939 Act and duly executed and delivered by the Company and will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting enforcement of creditors' rights or by general equity principles.

        (xiv) The Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor specified in the Pricing Agreement, the Securities will be valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting enforcement of creditors' rights or by general equity principles, and will be entitled to the benefits provided by the Indenture; and the Securities, the Indenture and the Forward Purchase Contract conform in all material respects to all statements relating thereto contained in the ML&Co. Prospectus and will be in substantially the forms filed or incorporated by reference, as the case may be, as exhibits to the ML&Co. Registration Statement.

        (xv) The Forward Purchase Contract has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting enforcement of creditors' rights or by general equity principles.

        (xvi) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material with respect to the Company and its subsidiaries considered as one enterprise, in each case free and clear of all liens, encumbrances and defects except such as are described in the ML&Co. Prospectus or such as do not materially affect the value of such property in the aggregate and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to the Company and its subsidiaries considered as one enterprise and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

        (xvii) The Company and the ML&Co. Significant Subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, service marks and trade names necessary to conduct the businesses now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

        (xviii) No labor dispute by the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect upon the conduct of the business, or the earnings, operations or condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise.

  (b) NML represents and warrants to each of the Company and the Underwriter as of the date hereof and as of the Representation Date as follows:

        (i) NML has been duly incorporated and is validly existing as an insurance corporation under the laws of the State of Wisconsin with corporate power and authority to enter into and perform its obligations under this Agreement and the Forward Purchase Contract.

        (ii) No consent, approval, authorization or order of any court or governmental authority or agency (including all state insurance officials and bodies) is required for the execution, delivery or performance by NML of this Agreement or the Forward Purchase Contract or the consummation by NML of the transactions contemplated herein or therein, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws; and NML has full right, power and authority to enter into this Agreement and the Forward Purchase Contract and to sell, assign, transfer and deliver shares of MGIC Common Stock pursuant to the Forward Purchase Contract.

        (iii) The execution, delivery and performance by NML of this Agreement and the Forward Purchase Contract and the consummation by NML of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which NML is a party or by which NML is bound, or to which any of the property or assets of NML is subject if such conflict, breach, violation or default would impair the ability of NML to perform its obligations under this Agreement or the Forward Purchase Contract, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of NML, or any statute or any order, rule or regulation (other than any statute, order, rule or regulation with regard to state securities or Blue Sky laws) of any court or governmental agency or body having jurisdiction over NML or the property of NML if such violation would impair the ability of NML to perform its obligations under this Agreement or the Forward Purchase Contract.

        (iv) (A) At the date hereof, NML has good and marketable title to at least 5,750,000 shares of MGIC Common Stock, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity; and (B) to the extent NML elects to deliver shares of MGIC Common Stock pursuant to the Forward Purchase Contract, upon delivery of such shares of MGIC Common Stock and payment therefor pursuant to the Forward Purchase Contract, good and marketable title to such shares, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity, will pass to the Company.

        (v) This Agreement has been duly authorized, executed and delivered by NML.

        (vi) The Forward Purchase Contract has been duly authorized by NML and, at the Closing Time, will have been duly executed and delivered by NML and will constitute a valid and legally binding agreement of NML enforceable against NML in accordance with its terms, except as the enforcement thereof may be limited by insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting enforcement of policyholders' or creditors' rights or by general equity principles.

        (vii) To the extent that any statements in or omissions from the ML&Co. Registration Statement or ML&Co. Prospectus are made in reliance upon and in conformity with information furnished to the Company in writing by NML expressly for use in the ML&Co. Registration Statement or ML&Co. Prospectus, (A) at the time the ML&Co. Registration Statement and any post-effective amendments thereto become effective and at the Representation Date, the ML&Co. Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the ML&Co. Prospectus, at the Representation Date (unless the term "ML&Co. Prospectus" refers to a prospectus that has been provided to the Underwriter by ML&Co. for use in connection with the offering of the Securities that differs from the ML&Co. Prospectus on file at the Commission at the time the ML&Co. Registration Statement first becomes effective, in which case at the time such prospectus is first provided to the Underwriter for such use) and at Closing Time and each Date of Delivery referred to in Section 2, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (viii) To the extent that any statements in or omissions from the MGIC Registration Statement or MGIC Prospectus are made in reliance upon and in conformity with information furnished to MGIC Investment in writing by NML expressly for use in the MGIC Registration Statement or MGIC Prospectus,
     (A) at the time the MGIC Registration Statement and any post-effective amendments thereto become effective and at the Representation Date, the MGIC Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the MGIC Prospectus, at the Representation Date (unless the term "MGIC Prospectus" refers to a prospectus that has been prepared by MGIC Investment for use by the Underwriter that differs from the MGIC Prospectus on file at the Commission at the time the MGIC Registration Statement first becomes effective, in which case at the time such prospectus is first provided to the Underwriter for use) and at Closing Time and each Date of Delivery referred to in
     Section 2, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  (c) Any certificate signed by any officer of the Company or NML and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of Securities shall be deemed a representation and warranty by the Company or NML, as the case may be, as to the matters covered thereby, to the Underwriter.

  Section 2. Purchase and Sale. (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby agrees to sell to the Underwriter, and the Underwriter hereby agrees to purchase from the Company, at the purchase price per STRYPES set forth in the Pricing Agreement, the Initial Securities.

  (1) If the Company has elected not to rely upon Rule 430A of the 1933 Act Regulations, the initial public offering price and the purchase price per STRYPES to be paid by the Underwriter for the Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the ML&Co. Registration Statement and the ML&Co. Prospectus containing such information will be filed before the ML&Co. Registration Statement becomes effective.

  (2) If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the purchase price per STRYPES to be paid by the Underwriter for the Securities shall be an amount equal to the initial public offering price, less an amount per STRYPES to be determined by agreement between the Underwriter and the Company. The initial public offering price per STRYPES shall be a fixed price to be determined by agreement between the Underwriter and the Company.
The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourteenth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Underwriter and the Company. For purposes of this Agreement, the term "business day" means a day on which the New York Stock Exchange is open for business.

  (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriter an option to purchase all or any portion of the Option Securities at the price per STRYPES set forth in the Pricing Agreement. Such option shall expire 30 days after (i) the date the Registration Statements become effective, if the Company has elected not to rely on Rule 430A of the 1933 Act Regulations, or (ii) the Representation Date, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriter to the Company setting forth the number of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment for and delivery of such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriter, but shall not be later than seven full business days and not earlier than two full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed between the Underwriter and the Company.

  (c) Payment of the purchase price for, and delivery of the certificates representing, the Initial Securities to be purchased by the Underwriter shall be made at the offices of Brown & Wood, One World Trade Center, New York, New York 10048, or at such other place as shall be agreed upon by the Underwriter and the Company, at 10:00 A.M., New York City time, on the third business day following the date the Registration Statements become effective (or, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the third business day (or, if priced after 4:30 P.M., the fourth business day) after the Representation Date), or such other time as shall be agreed between the Underwriter and the Company (such time and date of payment and delivery being referred to as the "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of the certificates representing, such Option Securities shall be made at the above-mentioned offices of Brown & Wood, or at such other place as may be agreed upon by the Underwriter and the Company, on each Date of Delivery as specified in the notice from the Underwriter to the Company. Payment shall be made to the Company by certified or official bank check or checks in New York Clearing House or similar next day funds payable to the order of the Company against delivery to the Underwriter of certificates for such Initial Securities and Option Securities to be purchased by the Underwriter (unless such Securities are issuable only in the form of one or more global Shares registered in the name of a depository or a nominee of a depository, in which event the Underwriter's interest in such global certificate shall be noted in a manner satisfactory to the Underwriter and its counsel). Certificates for the Initial Securities and the Option Securities, if any, shall be registered in such names as the Underwriter may request in writing at least [one] business day prior to the Closing Time or the relevant Date of Delivery, as the case may be. Such certificates, which may be in temporary form, for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriter not later than 10:00 A.M. on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

  Section 3. Covenants.

  (a)  The Company covenants with the Underwriter as follows:

     (i) The Company will notify the Underwriter immediately, and confirm the notice in writing, (A) of the effectiveness of the ML&Co. Registration Statement and any amendment thereto (including any post-effective amendment),
  (B) of the receipt of any comments from the Commission, (C) of any request from the

  Commission for any amendment to the ML&Co. Registration Statement or any amendment or supplement to the ML&Co. Prospectus or for additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the ML&Co. Registration Statement or any order preventing or suspending the use of any preliminary prospectus, or the initiation of any proceedings for that purpose, and (E) of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (ii) The Company will give the Underwriter notice of its intention to file or prepare any amendment to the ML&Co. Registration Statement (including any post-effective amendment) or any amendment or supplement to the ML&Co. Prospectus (including any revised prospectus that the Company proposes for use by the Underwriter in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the ML&Co. Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), will furnish the Underwriter with copies of any such amendment or supplement proposed to be filed a reasonable time in advance of such proposed filing or use, and will not file any such amendment or supplement or use any such prospectus in a form to which the Underwriter or counsel for the Underwriter shall reasonably object.

     (iii) The Company will deliver to the Underwriter one signed and as many conformed copies of the ML&Co. Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the ML&Co. Prospectus) as the Underwriter may reasonably request.

     (iv) The Company will furnish to the Underwriter, from time to time during the period when the ML&Co. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the ML&Co. Prospectus (as amended or supplemented) as the Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

     (v) The Company, during the period when a prospectus relating to the Securities is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act subsequent to the time the ML&Co. Registration Statement becomes effective.

     (vi) If any event shall occur or condition exist as a result of which it is necessary, in the view of counsel for the Underwriter or counsel for the Company, to amend or supplement the ML&Co. Prospectus in order that the ML&Co. Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or if it shall be necessary, in the view of either such counsel, at any such time to amend or supplement the ML&Co. Registration Statement or the ML&Co. Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement (in form and substance satisfactory to counsel for the Underwriter), whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the ML&Co. Registration Statement or ML&Co. Prospectus comply with such requirements and the Company will furnish to the Underwriter as many copies of such amendment or supplement as the Underwriter may reasonably request.

     (vii) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering the twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the ML&Co. Registration Statement.

     (viii) The Company will endeavor, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriter may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities; provided, however, that no such qualification shall be required in any jurisdiction in which, as a result thereof, the Company would be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

     (ix) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the ML&Co. Prospectus under the caption "Use of Proceeds."

     (x) If, at the time that the ML&Co. Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of the amended ML&Co. Prospectus, or, if required by such Rule 430A, a post-effective amendment to the ML&Co. Registration Statement (including the amended ML&Co. Prospectus), containing all information so omitted.

     (xi) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the form of ML&Co. Prospectus transmitted for filing under Rule 424(b) of the 1933 Act Regulations was actually received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.

     (xii) The Company use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

  (b) NML covenants with the Underwriter that, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the MGIC Prospectus, NML will not, without the prior written consent of the Underwriter, (x) offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of MGIC Common Stock, securities convertible into, exchangeable for or repayable with MGIC Common Stock, or rights or warrants to acquire MGIC Common Stock, or (y) cause to be filed any registration statement under the 1933 Act with respect to any shares of MGIC Common Stock, securities convertible into, exchangeable for or repayable with MGIC Common Stock, or rights or warrants to acquire MGIC Common Stock.

  Section 4. Conditions.

  (a) The obligation of the Underwriter to purchase Securities pursuant hereto at the Closing Time or on the relevant Date of Delivery, as the case may be, is subject to the accuracy of the representations and warranties on the part of the Company and NML herein contained, to the accuracy of the representations and warranties on the part of MGIC Investment contained in the Registration Agreement, dated the date hereof (the "Registration Agreement") among MGIC Investment, the Company and the Underwriter, to the accuracy of the statements of the officers of the Company, NML and MGIC Investment made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company and NML of all of their respective covenants and other obligations hereunder, to the performance by MGIC Investment of all of its covenants and other obligations under the Registration Agreement and to the following further conditions:

     (1) The Registration Statements shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Underwriter, at a later time and date; and at Closing Time no stop order suspending the effectiveness of either of the Registration Statements shall have been issued under the 1933 Act or proceeding therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Securities and any price-related information previously omitted from the effective ML&Co. Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing in accordance with Rule 424(b) of the 1933 Act Regulations within the prescribed time period and prior to Closing Time the Company shall have provided evidence satisfactory to the Underwriter of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

     (2) At the Closing Time the Underwriter shall have received:

        (A) The favorable opinion, dated as of the Closing Time, of Brown & Wood, counsel for the Company, in form and substance satisfactory to the Underwriter, to the effect that:

           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

           (ii) The Company has corporate power and authority to own, lease and operate its properties and conduct its business as described in the ML&Co. Registration Statement.

           (iii) To the best of their knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required.

           (iv) Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the ML&Co. Registration Statement, and is duly qualified as a foreign corporation to transact business and is in good standing in the State of New York; all of the issued and outstanding capital stock of MLPF&S has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock owned by the Company, to the best of their knowledge and information, is owned free and clear of any pledge, lien, encumbrance, claim or equity.

           (v) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company.

           (vi) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting enforcement of creditors' rights or by general equity principles.

           (vii) The Securities are in the form contemplated by the Indenture, have been duly and validly authorized by the Company for issuance and sale and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the consideration therefor specified in the Pricing Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting enforcement of creditors' rights or by general equity principles, and will be entitled to the benefits provided by the Indenture.

           (viii) The Forward Purchase Contract has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting enforcement of creditors' rights or by general equity principles.

           (ix) The Indenture has been qualified under the 1939 Act.

           (x) The Securities, the Indenture and the Forward Purchase Contract conform in all material respects to the descriptions thereof in the ML&Co. Prospectus.

           (xi) The Registration Statements have been declared effective under the 1933 Act; any required filings of the Prospectuses pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); and, to the best of their knowledge and information, no stop order suspending the effectiveness of either of the Registration Statements has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

           (xii) The Registration Statements and any amendments thereto, as of their respective effective dates and as of the date hereof (other than the financial statements and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

           (xiii) Each document, if any, filed pursuant to the 1934 Act (other than the financial statements and other financial data included therein, as to which no opinion need be rendered) and incorporated by reference in the ML&Co. Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

           (xiv) No consent, approval, authorization or order of any court or governmental authority or agency is required in connection with the consummation by the Company of the transactions contemplated by this Agreement, the Pricing Agreement, the Indenture or the Forward Purchase Contract (including the issue and sale of the Securities to the Underwriter, the delivery of shares of MGIC Common Stock upon payment and discharge of the Securities or the consummation of the Forward Purchase), except such as have been obtained under the 1933 Act and the 1933 Act Regulations and state securities or Blue Sky laws; and to the best of their knowledge and information, the execution, delivery and performance by the Company of this Agreement, the Pricing Agreement, the Indenture and the Forward Purchase Contract and the consummation of the transactions contemplated herein and therein (including the issue and sale of the Securities, the delivery of shares of MGIC Common Stock upon payment and discharge of the Securities and the consummation of the Forward Purchase) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any law, administrative regulation or administrative or court decree.

        In giving their opinion pursuant to this subsection (2)(A), Brown & Wood shall additionally state that nothing has come to their attention that would lead them to believe that either the ML&Co. Registration Statement or the MGIC Registration Statement (in each case other than the financial statements and other financial data included or incorporated by reference therein, as to which no statement need be made), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that either the ML&Co. Prospectus or the MGIC Prospectus (in each case other than the financial statements and other financial data included or incorporated by reference therein, as to which no statement need be made), at the Representation Date (unless the term "ML&Co. Prospectus" refers to a prospectus which has been provided to the Underwriter by the Company for use in connection with the offering of the Securities which differs from the ML&Co. Prospectus on file at the Commission at the time the ML&Co. Registration Statement became effective, in which case at the date of such different prospectus, and unless the term "MGIC Prospectus" refers to a prospectus which has been prepared by MGIC Investment for use by the Underwriter which differs from the MGIC Prospectus on file at the Commission at the time the MGIC Registration Statement became effective, in which case at the date of such different prospectus) or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (B) favorable opinions of Foley & Lardner, outside counsel for MGIC Investment (other than as to subparagraph (iii) and subparagraphs (x) and (xi) insofar as such subparagraphs relate to insurance law matters), and Russell E. Van Hooser, Senior Vice President Regulatory Relations and counsel for MGIC Investment (as to subparagraph (iii) and subparagraphs (x) and (xi) insofar as such subparagraphs relate to insurance law matters), dated as of the Closing Time, in form and substance satisfactory to the Underwriter, to the effect that:

           (i) MGIC Investment has been duly incorporated and is validly existing as a corporation under the laws of the State of Wisconsin, with corporate power and authority to own its properties and conduct its business as described in the MGIC Prospectus;

           (ii) Mortgage Guaranty Insurance Corporation ("MGIC") has been duly incorporated and is validly existing as a corporation under the laws of the State of Wisconsin;

           (iii) MGIC is duly licensed to conduct an insurance business under the insurance laws of each jurisdiction in which the conduct of its business requires such licensing and in which the failure to be so licensed would have a material adverse effect on the financial position, shareholders' equity or results of operations of MGIC Investment and its subsidiaries considered as one enterprise;

           (iv) MGIC Investment has authorized equity capitalization as set forth in the MGIC Prospectus under the caption "Description of Capital Stock," and all of the issued shares of capital stock of MGIC Investment have been duly and validly authorized and issued and are fully paid and non-assessable (except to the extent provided in Section 180.0622) of the Wisconsin Business Corporation Law); and the MGIC Common Stock conforms as to legal matters to the description of the MGIC Common Stock contained in the MGIC Prospectus;

           (v) MGIC Investment has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no liability or disability by reason of failure to be so qualified in any such jurisdiction which is material to MGIC Investment and its subsidiaries considered as one enterprise (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel, provided that such counsel shall state that they believe that both the Underwriter and they are justified in relying upon such opinions);

           (vi) Each MGIC Significant Subsidiary (other than MGIC) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary and MGIC have been duly and validly authorized and issued, are fully paid and nonassessable (except to the extent provided in Section 180.0622 of the Wisconsin Business Corporation Law), and, to such counsel's knowledge, (except for directors' qualifying shares and except as otherwise set forth in the MGIC Prospectus) are owned directly or indirectly by MGIC Investment, free and clear of all perfected liens, encumbrances or adverse claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel, provided that such counsel shall state that they believe that both the Underwriter and they are justified in relying upon such opinions);

           (vii) To such counsel's knowledge and other than as set forth in the MGIC Prospectus, there are no legal or governmental proceedings pending or threatened to which MGIC Investment or any of its subsidiaries is a party or of which any property of MGIC Investment or any of its subsidiaries is the subject which such counsel has reasonable cause to believe would individually have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of MGIC Investment and its subsidiaries;

           (viii) The Registration Agreement has been duly authorized, executed and delivered by MGIC Investment;

           (ix) The compliance by MGIC Investment with all of the provisions of the Registration Agreement and the performance by MGIC Investment of its obligations therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which MGIC Investment or any of its subsidiaries is a party or by which MGIC Investment or any of its subsidiaries is bound or to which any of the property or assets of MGIC Investment or any of its subsidiaries is subject, if such conflict, breach, violation or default would have a material adverse effect on MGIC Investment and its subsidiaries taken as a whole or would impair MGIC Investment's ability to perform its obligations under the Registration Agreement nor will such compliance or performance result in any violation of the provisions of the Articles of Incorporation or By-laws of MGIC Investment;

           (x) The compliance by MGIC Investment with all of the provisions of the Registration Agreement and the performance by MGIC Investment of its obligations therein contemplated will not result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over MGIC Investment or any of its subsidiaries or any of their properties (it being understood that such counsel need render no opinion with regard to any state or foreign Blue Sky laws);

           (xi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required to be obtained by MGIC Investment in connection with the consummation by MGIC Investment of the transactions contemplated by the Registration Agreement, except the registration under the 1933 Act of the shares of MGIC Common Stock deliverable upon payment and discharge of the Securities, and such consents, approvals, authorizations, registration or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter; and

           (xii) The MGIC Registration Statement and the MGIC Prospectus and any further amendments and supplements thereto made by MGIC Investment prior to the Closing Time (other than the financial statements, financial schedules and financial data contained therein, as to which such counsel need express no opinion) appeared on their face to be appropriately responsive in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; no facts have come to their attention that cause them to believe that the MGIC Registration Statement (other than the financial statements, financial schedules and financial data contained therein, as to which such counsel need not comment), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the MGIC Prospectus (other than the financial statements, financial schedules and financial data contained therein, as to which such counsel need not comment), at the Representation Date (unless the term "MGIC Prospectus" refers to a prospectus which has been prepared by MGIC Investment for use by the Underwriter which differs from the MGIC Prospectus on file at the Commission at the time the MGIC Registration Statement became effective, in which case at the date of such different prospectus) or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the MGIC Registration Statement or required to be described in the MGIC Registration Statement or the MGIC Prospectus which are not filed or described as required, such counsel may state they do not assume any responsibility for the accuracy, completeness or fairness of statements contained in the MGIC Registration Statement or the MGIC Prospectus except to the extent covered by their opinions expressed pursuant to clause (iv) above.

        In rendering such opinion, such counsel may state they express no opinion as to the laws of any jurisdiction other than the federal laws of the United States and the laws of the State of Wisconsin and such counsel shall be entitled to rely in respect of matters of fact on certificates of officers of MGIC

     Investment and MGIC and upon certificates of government officials provided such counsel shall state that they believe both the Underwriter and they are justified in relying upon such certificates.


        (C) The favorable opinion of Chapman and Cutler, counsel for NML, dated as of the Closing Time, in form and substance satisfactory to the Underwriter, to the effect that:

           (i) NML has been duly incorporated and is validly existing as an insurance corporation under the laws of the State of Wisconsin with corporate power and authority to enter into and perform its obligations under this Agreement and the Forward Purchase Contract.

           (ii) The execution, delivery and performance by NML of this Agreement and the Forward Purchase Contract and the consummation by NML of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which NML is a party or by which NML is bound, or to which any of the property or assets of NML is subject if such conflict, breach, violation or default would have a material adverse effect on NML or impair the ability of NML to perform its obligations under this Agreement or the Forward Purchase Contract, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of NML, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over NML or the property of NML (it being understood that such counsel need render no opinion with regard to any state statute, rule or regulation with regard to state or foreign Blue Sky laws) (such counsel being entitled to rely in respect of the opinion in this clause, insofar as it relates to insurance law matters, upon the opinion of other counsel, provided that such counsel shall state that they believe both the Underwriter and they are justified in relying on such opinion).

           (iii) No consent, approval, authorization or order of any court or governmental authority or agency (including all state insurance officials and bodies) is required for the consummation by NML of the transactions contemplated by this Agreement and the Forward Purchase Contract, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws (such counsel being entitled to rely in respect of the opinion in this clause, insofar as it relates to insurance law matters, upon the opinion of other counsel, provided that such counsel shall state that they believe both the Underwriter and they are justified in relying on such opinion).

           (iv) NML has good and marketable title to at least 5,750,000 shares of MGIC Common Stock, free and clear of all liens, encumbrances, equities or claims.

           (v) This Agreement has been duly authorized, executed and delivered by NML.

           (vi) The Forward Purchase Contract has been duly authorized, executed and delivered by NML and constitutes a valid and legally binding agreement of NML enforceable against NML in accordance with its terms, except as the enforcement thereof may be limited by insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting enforcement of policyholders' or creditors' rights or by general equity principles.

           (vii) With respect to information therein with respect to NML: the MGIC Registration Statement and the MGIC Prospectus and any further amendments and supplements thereto made by MGIC Investment prior to the Closing Time comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and no facts have come to their attention that cause them to believe that the MGIC Registration Statement, at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the MGIC Prospectus, at the Representation Date (unless the term "MGIC Prospectus" refers to a prospectus which has been prepared by MGIC Investment for use by the Underwriter which differs from the MGIC Prospectus on file at the Commission at the time the MGIC Registration Statement became effective, in which case at the date of such different prospectus) or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal laws of the United States and the laws of the State of Wisconsin and such counsel shall be entitled to rely in respect of matters of fact on certificates of officers of NML and upon certificates of government officials, provided that such counsel shall state that they believe that both the Underwriter and they are justified in relying upon such certificates.

     (3) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the ML&Co Registration Statement and the ML&Co. Prospectus, except as otherwise stated therein or contemplated thereby, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the Chairman of the Board, the President, a Vice President, the Treasurer or the Controller of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company contained in
  Section 1(a) are true and correct with the same force and effect as though made at and as of the Closing Time, and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

     (4) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the MGIC Registration Statement and the MGIC Prospectus, except as otherwise stated therein or contemplated thereby, any material adverse change in the condition, financial or otherwise, of MGIC Investment and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of MGIC Investment and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the Chairman of the Board, the President, a Vice President, the Treasurer or the Controller of MGIC Investment, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company contained in the Registration Agreement are true and correct with the same force and effect as though made at and as of the Closing Time, and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time pursuant to the Registration Agreement.

     (5) At the Closing Time, the Underwriter shall have received a certificate of the Chairman of the Board, the President, a Vice President, the Treasurer or the Controller of NML, dated as of the Closing Time, to the effect that (i) the representations and warranties of NML contained in Section 1(b) are true and correct with the same force and effect as though made at and as of the Closing Time, and (ii) NML has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

     (6) At the time of execution of this Agreement, the Underwriter shall have received from Deloitte & Touche LLP a letter, dated such date, in the form and substance satisfactory to the Underwriter, to the effect set forth in Annex I hereto.

     (7) At the Closing Time, the Underwriter shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 4(a)(6), except that any date specified in the letter furnished pursuant to this Section 4(a)(7) as of which certain procedures had been performed shall be a date not more than three days prior to Closing Time.

     (8) At the time of execution of this Agreement, the Underwriter shall have received from Price Waterhouse LLP a letter, dated such date, in the form and substance satisfactory to the Underwriter, to the effect set forth in Annex II hereto.

     (9) At the Closing Time, the Underwriter shall have received from Price Waterhouse LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 4(a)(8), except that any date specified in the letter furnished pursuant to this Section 4(a)(9) as of which certain procedures had been performed shall be a date not more than three days prior to Closing Time.

     (10) In the event that the Underwriter exercises the option granted in
  Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and NML contained herein, the representations and warranties of MGIC Investment contained in the Registration Agreement and the statements in any certificates furnished by the Company, NML or MGIC Investment hereunder shall be true and correct as of each Date of Delivery and, at each Date of Delivery, the Underwriter shall have received:

        (A) A certificate, dated such Date of Delivery, of the Chairman of the Board, the President, a Vice President, the Treasurer or the Controller of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 4(a)(3) hereof remains true and correct as of such Date of Delivery.

        (B) A certificate, dated such Date of Delivery, of the Chairman of the Board, the President, a Vice President, the Treasurer or the Controller of MGIC Investment confirming that the certificate delivered at the Closing Time pursuant to Section 4(a)(4) hereof remains true and correct as of such Date of Delivery.

        (C) A certificate, dated such Date of Delivery, of the Chairman of the Board, the President, a Vice President, the Treasurer or the Controller of NML confirming that the certificate delivered at the Closing Time pursuant to Section 4(a)(5) hereof remains true and correct as of such Date of Delivery.

        (D) The favorable opinion of Brown & Wood, counsel for the Company, in form and substance satisfactory to the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on the Date of Delivery and otherwise to the same effect as the opinion required by
     Section 4(a)(2)(A) hereof.

        (E) The favorable opinions of Foley & Lardner, outside counsel for MGIC Investment, and Russell E. Van Hooser, Senior Vice President Regulatory Relations and counsel for MGIC Investment, each in form and substance satisfactory to the Underwriter, dated such Date of Delivery, to the same effect as the opinions required by Section 4(a)(2)(B) hereof.

        (F) The favorable opinion of Chapman and Cutler, counsel for NML, in form and substance satisfactory to the Underwriter, dated such Date of Delivery, to the same effect as the opinion required by Section 4(a)(2)(C) hereof.

        (G) A letter from Deloitte & Touche LLP, in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to the Underwriter pursuant to Section 4(a)(6) hereof except that any date specified in the letter furnished pursuant to this Section 4(a)(10)(G) as of which certain procedures had been performed shall be a date not more than three days prior to such Date of Delivery.

        (H) A letter from Price Waterhouse LLP, in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to the Underwriter pursuant to Section 4(a)(8) hereof except that any date specified in the letter furnished pursuant to this Section 4(a)(10)(H) as of which certain procedures had been performed shall be a date not more than three days prior to such Date of Delivery.

     (11) On or prior to the date hereof, each executive officer of MGIC Investment shall have furnished to the Underwriter his written agreement, in form and substance satisfactory to the Underwriter, that, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the MGIC Prospectus, he will not, without the prior written consent of the Underwriter, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of MGIC Common Stock, securities convertible into, exchangeable for or repayable with MGIC Common Stock, or rights or warrants to acquire MGIC Common Stock.

     (12) At the Closing Time or Date of Delivery, as the case may be, counsel for the Underwriter shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, contained herein or in the Registration Agreement; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter.

  (b) The obligation of the Company to sell Securities pursuant hereto at the Closing Time or on the relevant Date of Delivery, as the case may be, is subject to the accuracy of the representations and warranties on the part of NML herein contained, to the accuracy of the representations and warranties on the part of MGIC Investment contained in the Registration Agreement, to the accuracy of the statements of the officers of NML and MGIC Investment made in any certificate furnished pursuant to the provisions hereof, to the performance by NML of all of its covenants and other obligations hereunder, to the performance by MGIC Investment of all of its covenants and other obligations under the Registration Agreement and to the following further conditions:

     (1) The MGIC Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Company and the Underwriter, at a later time and date; and at Closing Time no stop order suspending the effectiveness of the MGIC Registration Statements shall have been issued under the 1933 Act or proceeding therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Company.

     (2) At the Closing Time the Company shall have received:

        (A) A certificate, dated such Closing Time, of the Chairman of the Board, the President, a Vice President, the Treasurer or the Controller of MGIC Investment to the same effect as the certificate delivered to the Underwriter pursuant to Section 4(a)(4) hereof.

        (B) A certificate, dated such Closing Time, of the Chairman of the Board, the President, a Vice President, the Treasurer or the Controller of NML to the same effect as the certificate delivered to the Underwriter pursuant to Section 4(a)(5) hereof.

        (C) The favorable opinion of Brown & Wood, counsel for the Company, in form and substance satisfactory to the Company, dated as of the Closing Time, to the same effect as the opinion required by Section 4(a)(2)(A) hereof.

        (D) The favorable opinions of Foley & Lardner, outside counsel for MGIC Investment, and Russell E. Van Hooser, Senior Vice President Regulatory Relations and counsel for MGIC Investment, each in form and substance satisfactory to the Company, dated as of the Closing Time, to the same effect as the opinions required by Section 4(a)(2)(B) hereof.

        (E) The favorable opinion of Chapman and Cutler, counsel for NML, in form and substance satisfactory to the Company, dated as of the Closing Time, to the same effect as the opinion required by Section 4(a)(2)(C) hereof.


     (3) At the time of execution of this Agreement, the Company shall have received from Price Waterhouse LLP a letter, dated such date, in form and substance satisfactory to the Company, substantially the same in scope and substance as the letter furnished to the Underwriter pursuant to Section 4(a)(8) hereof.

     (4) At the Closing Time, the Company shall have received from Price Waterhouse LLP a letter, dated as of the Closing Time, in form and substance satisfactory to the Company, substantially the same in scope and substance as the letter furnished to the Underwriter pursuant to Section 4(a)(9) hereof.

     (5) In the event that the Underwriter exercises the option granted in
  Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of NML contained herein, the representations and warranties of MGIC Investment contained in the Registration Agreement and the statements in any certificates furnished by NML or MGIC Investment hereunder shall be true and correct as of each Date of Delivery and, at each Date of Delivery, the Company shall have received:

        (A) A certificate, dated such Date of Delivery, of the Chairman of the Board, the President, a Vice President, the Treasurer or the Controller of MGIC Investment confirming that the certificate delivered at the Closing Time pursuant to Section 4(b)(2)(A) hereof remains true and correct as of such Date of Delivery.

        (B) A certificate, dated such Date of Delivery, of the Chairman of the Board, the President, a Vice President, the Treasurer or the Controller of NML confirming that the certificate delivered at the Closing Time pursuant to Section 4(b)(2)(B) hereof remains true and correct as of such Date of Delivery.

        (C) The favorable opinion of Brown & Wood, counsel for the Company, in form and substance satisfactory to the Company, dated such Date of Delivery, relating to the Option Securities to be purchased on the Date of Delivery and otherwise to the same effect as the opinion required by
     Section 4(b)(2)(C) hereof.

        (D) The favorable opinions of Foley & Lardner, outside counsel for MGIC Investment, and Russell E. Van Hooser, Senior Vice President Regulatory Relations and counsel for MGIC Investment, each in form and substance satisfactory to the Company, dated such Date of Delivery, to the same effect as the opinions required by Section 4(b)(2)(D) hereof.

        (E) The favorable opinion of Chapman and Cutler, counsel for NML, in form and substance satisfactory to the Company, dated such Date of Delivery, to the same effect as the opinion required by Section 4(b)(2)(E) hereof.

        (F) A letter from Price Waterhouse LLP, in form and substance satisfactory to the Company and dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to the Underwriter pursuant to Section 4(a)(10)(H) hereof.

  (c) If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter or the Company, as the case may be, by notice to the other parties hereto at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in
Section 5.

  Section 5. Payment of Expenses.

  (a) The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the ML&Co. Registration Statement as originally filed and all amendments thereto, and the printing of this Agreement, the Pricing Agreement, the Indenture, the Forward Purchase Contract and any certificates representing the Securities, (ii) the preparation, issuance and delivery of the Securities to the Underwriter,
(iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Securities under state securities laws in accordance with the provisions of Section 3(a)(viii), including filing fees and the fees and disbursements of the Company's counsel in connection therewith and in connection with the preparation of any Blue Sky Survey, (v) the printing and delivery to the Underwriter in quantities as hereinabove stated of copies of the ML&Co. Registration Statement and any amendments thereto, and of the ML&Co. Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriter of copies of the Blue Sky Survey, (vii) the fees of rating agencies, (viii) the fees and expenses, if any, incurred in connection with the listing of the Securities on the New York Stock Exchange or any other national securities exchange, and (ix) the fees and expenses incurred with respect to the filing with the National Association of Securities Dealers, Inc.

  (b) NML will pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of NML's counsel.

  (c) If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 4 or Section 9, the Company shall reimburse the Underwriter for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

  Section 6. Indemnification. (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the ML&Co. Registration Statement (or any amendment thereto), including the information deemed to be a part of the ML&Co. Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the ML&Co. Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

      (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission (A) made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the ML&Co. Registration Statement (or any amendment thereto) or any preliminary prospectus or the ML&Co. Prospectus (or any amendment or supplement thereto) or (B) made in any preliminary prospectus or prospectus, including the MGIC Prospectus, constituting part of the MGIC Registration Statement (or any amendment thereto).

  Insofar as this indemnity may permit indemnification for liabilities under the 1933 Act of any person who controls the Underwriter within the meaning of
Section 15 of the 1933 Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, such indemnity agreement is subject to the undertaking of the Company in the ML&Co. Registration Statement.

  (b) NML agrees to indemnify and hold harmless (A) the Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act and (B) the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, as follows:

     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the MGIC Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the MGIC Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of NML; and

     (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter or the Company, as the case may be), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity shall apply only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the MGIC Registration Statement (or any amendment thereto) or any preliminary prospectus or the MGIC Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to MGIC Investment by NML expressly for use in the MGIC Registration Statement (or any amendment thereto) or any preliminary prospectus or the MGIC Prospectus (or any amendment or supplement thereto).

  (c) The Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the ML&Co. Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the ML&Co. Registration Statement (or any amendment thereto) or any preliminary prospectus or the ML&Co. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the ML&Co. Registration Statement (or any amendment thereto) or any preliminary prospectus or the ML&Co. Prospectus (or any amendment or supplement thereto).

  (d) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

  Section 7. Contribution.

  (a) In order to provide for just and equitable contribution in circumstances in which the indemnity agreements provided for in Sections 6(a) and 6(c) are for any reason held to be unenforceable by the indemnified parties although applicable in accordance with their respective terms, the Company and the Underwriter shall contribute to the aggregate losses, liabilities, claims, damages and expenses, as incurred, of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriter, as incurred, in such proportions as will reflect the relative benefits from the offering of the Securities received by the Company on the one hand and by the Underwriter on the other hand, taking into account the portion of the proceeds of such offering realized by each, provided that the relative benefits shall be deemed to be such that the Underwriter shall be responsible for that portion of the aggregate losses, liabilities, claims, damages and expenses represented by the percentage that the underwriting discount appearing in the ML&Co. Prospectus bears to the initial public offering price appearing therein and the Company shall be responsible for the balance.

  Notwithstanding the provisions of this Section 7(a), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(a), each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the ML&Co. Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

  (b) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6(b) is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, NML on the one hand and the Underwriter and the Company on the other hand shall contribute to the aggregate losses, liabilities, claims, damages and expenses, as incurred, of the nature contemplated by said indemnity agreement incurred by NML, the Underwriter and the Company, as incurred, in such proportions as will reflect the relative benefits from the offering of the Securities received by NML on the one hand and by the Underwriter and ML&Co. on the other hand, provided that the relative benefits shall be deemed to be such that the Underwriter and the Company shall be responsible for that portion of the aggregate losses, liabilities, claims, damages and expenses represented by the percentage that the underwriting discount appearing in the ML&Co. Prospectus bears to the initial public offering price appearing therein and NML shall be responsible for the balance.

  Notwithstanding the provisions of this Section 7(b), (i) the Underwriter and the Company shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter and the Company have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) NML shall not be required to contribute any amount in excess of the amount which NML would otherwise have been required to pay if the indemnity provided in Section 6(b) were enforceable against NML by an indemnified party in respect of any loss, liability, claim, damage or expense referred to therein. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(b), each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Underwriter and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

  Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company, NML or MGIC Investment submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company or NML, and shall survive delivery of any Securities to the Underwriter.

  Section 9. Termination. This Agreement may be terminated by the Underwriter, immediately upon notice to the Company and NML, at any time at or prior to the Closing Time (i) if there has been, since the date hereof or since the respective dates as of which information is given in the ML&Co. Registration Statement or the ML&Co. Prospectus, except as otherwise stated therein or contemplated thereby, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has been, since the date hereof or since the respective dates as of which information is given in the MGIC Registration Statement or the MGIC Prospectus, except as otherwise stated therein or contemplated thereby, any material adverse change in the condition, financial or otherwise, of MGIC Investment and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of MGIC Investment and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (iii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis, the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iv) if trading in the common stock of the Company or the MGIC Common Stock has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, if a banking moratorium in the United States generally or in the City or State of New York has been declared by either Federal or New York authorities, or (v) if the rating assigned by any nationally recognized statistical rating agency to any debt or other securities of the Company as of the date hereof shall have been lowered since the date hereof or if any such rating agency shall have publicly announced that it has placed any debt or other securities of the Company on what is commonly termed a "watch list" for possible downgrading or (vi) if the rating assigned by any nationally recognized statistical rating agency to MGIC Investment's "claims paying ability" as of the date hereof shall have been lowered since the date hereof or if any such rating agency shall have publicly announced that it has placed its rating of MGIC Investment's "claims paying ability" under surveillance or review, with possible negative implications. In the event of any such termination, the covenant set forth in Sections 3(a)(vii), the provisions of Section 5, the indemnity agreements set forth in Section 6, the contribution provisions set forth in Section 7, and the provisions of Sections 8, 11 and 13 shall remain in effect.

  Section 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to it at World Financial Center, North Tower, New York, N.Y. 10281-1201, attention of Douglas W. Squires, Managing Director; notices to the Company shall be directed to it at 100 Church St., 12th Floor, New York, New York 10007, attention of the Secretary with a copy to the Treasurer at World Financial Center, South Tower, New York, New York 10080-6107; notices to NML shall be directed to it at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, attention of Securities Department c/o Gary A. Poliner.

  Section 11. Parties. This Agreement shall inure to the benefit of and be binding upon each of the Underwriter, the Company and NML and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.
No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

  Section 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us three counterparts hereof, whereupon this instrument along with all counterparts will become a binding agreement among the Underwriter, the Company and NML in accordance with its terms.

                         Very truly yours,

                         Merrill Lynch & Co., Inc.



                         By _______________________
                          Name:
                          Title:


                         The Northwestern Mutual
                         Life Insurance Company



                         By ________________________
                          Name:
                          Title:



Confirmed and Accepted,
as of the date first above written:



Merrill Lynch, Pierce, Fenner & Smith
Incorporated


By _______________________
 Name:
 Title:

                                                                       EXHIBIT A
                               5,000,000 STRYPES


                           MERRILL LYNCH & CO., INC.
                            (A DELAWARE CORPORATION)

              STRUCTURED YIELD PRODUCT EXCHANGEABLE FOR STOCK/SM/
                     ____% STRYPES/SM/ DUE         , 1998


                               PRICING AGREEMENT
                               -----------------


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
       Incorporated
World Financial Center
North Tower
New York, New York  10281-1201

Dear Sirs:

    Reference is made to the Underwriting Agreement, dated _________, 1995 (the "Underwriting Agreement"), relating to the purchase by the Underwriter, of the above-referenced 5,000,000 Structured Yield Product Exchangeable for Stock, ___ % STRYPES Due _____, 1998 (the "Initial Securities"), of Merrill Lynch & Co., Inc. (the "Company").

    Pursuant to Section 2 of the Underwriting Agreement, the Company agrees with the Underwriter as follows:

    1. The initial public offering price per STRYPES for the Initial Securities, determined as provided in said Section 2, shall be $________.

    2. The purchase price per STRYPES for the Initial Securities to be paid by the Underwriter shall be $_______ (the "Purchase Price"), being an amount equal to the initial public offering price set forth above less $_____ per STRYPES.

    3. The Threshold Appreciation Price with respect to the STRYPES shall be $_________.

_________________________
/SM/ Service Mark of Merrill Lynch & Co., Inc.

    If the foregoing is in accordance with our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Company in accordance with its terms.

                                         Very truly yours,

                                         Merrill Lynch & Co., Inc.


                                         By ________________________
                                            Name:
                                            Title:


Confirmed and Accepted,
as of the date first above written:

Merrill Lynch, Pierce, Fenner & Smith
         Incorporated



By _________________________________
   Name:
   Title:

                                                                         ANNEX I


              DESCRIPTION OF DELOITTE & TOUCHE LLP COMFORT LETTER


    Pursuant to Section 4(a)(6) of the Underwriting Agreement, the accountants shall furnish a letter to the Underwriter to the effect that:

        (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

        (ii) In their opinion, the consolidated financial statements and schedules examined by them and included or incorporated by reference in the ML&Co. Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and 1934 Act and related published rules and regulations thereunder;

        (iii) The selected financial information with respect to the consolidated results of operations and financial position of the Company and its subsidiaries for the five most recent fiscal years included in the ML&Co. Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited financial statements for such five fiscal years;

        (iv) On the basis of limited procedures (they will not perform an examination in accordance with generally accepted auditing standards), consisting of a reading of the unaudited condensed consolidated financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the ML&Co. Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such comfort letter, nothing came to their attention that caused them to believe that:

            (A) any material modification should be made to the unaudited condensed consolidated financial statements included or incorporated by reference in the ML&Co. Registration Statement for them to be in conformity with generally accepted accounting principles;

            (B) the unaudited condensed consolidated financial statements included or incorporated by reference in the ML&Co. Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and 1934 Act and the related published rules and regulations thereunder;

            (C) any other unaudited income statement data and balance sheet items included in the ML&Co. Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the ML&Co. Prospectus;

            (D) the unaudited financial statements which were not included in the ML&Co. Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the ML&Co. Prospectus and referred to in Clause (C) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the ML&Co. Prospectus;

            (E) as of a specified date not more than three days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options which were outstanding on the date of the latest financial statements included or incorporated by reference in the ML&Co. Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets, total investment or net assets or other items specified by the Underwriter, or any increases in loss reserve or any items specified by the Underwriter, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the ML&Co. Prospectus, except in each case for changes, increases, or decreases which the ML&Co. Prospectus discloses have occurred or may occur or which are described in such comfort letter; and

            (F) for the period from the date of the latest financial statements included in the ML&Co. Prospectus to the specified date referred to in Clause (E), to the extent such information is reasonably available from the general accounting records of the Company and its subsidiaries, there were any decreases in consolidated revenues, operating income, net income or net income per share or other items specified by the Underwriter, or any increases in losses incurred or any items specified by the Underwriter, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriter, except in each case for decreases or increases which the ML&Co. Prospectus discloses have occurred or may occur or which are described in such comfort letter; and

        (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the ML&Co. Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriter, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the ML&Co. Prospectus, or in Part II of, or in exhibits and schedules to, the ML&Co. Registration Statement specified by the Underwriter, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                        ANNEX II


               DESCRIPTION OF PRICE WATERHOUSE LLP COMFORT LETTER


    Pursuant to Section 4(a)(8) of the Underwriting Agreement, the accountants shall furnish a letter to the Underwriter to the effect that:

        (i) They are independent certified public accountants with respect to MGIC Investment and its subsidiaries within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

        (ii) In their opinion, the consolidated financial statements and schedules examined by them and included or incorporated by reference in the MGIC Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and 1934 Act and related published rules and regulations thereunder;

        (iii) The selected financial information with respect to the consolidated results of operations and financial position of MGIC Investment and its subsidiaries for the five most recent fiscal years included in the MGIC Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited financial statements for such five fiscal years;

        (iv) On the basis of limited procedures (they will not perform an examination in accordance with generally accepted auditing standards), consisting of a reading of the unaudited interim consolidated financial statements and other information referred to below, a reading of the latest available interim financial statements of MGIC Investment and its subsidiaries, inspection of the minute books of MGIC Investment and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the MGIC Prospectus, inquiries of officials of MGIC Investment and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such comfort letter, nothing came to their attention that caused them to believe that:

            (A) any material modification should be made to the unaudited interim consolidated financial statements included or incorporated by reference in the MGIC Registration Statement for them to be in conformity with generally accepted accounting principles;

            (B) the unaudited interim consolidated financial statements included or incorporated by reference in the MGIC Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and 1934 Act and the related published rules and regulations thereunder;

            (C) any other unaudited income statement data and balance sheet items included in the MGIC Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the MGIC Prospectus;

            (D) the unaudited financial statements which were not included in the MGIC Prospectus but from which were derived any unaudited interim financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the MGIC Prospectus and referred to in Clause (C) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the MGIC Prospectus;

            (E) as of a specified date not more than three days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options which were outstanding on the date of the latest financial statements included or incorporated by reference in the MGIC Prospectus) or any increase in the consolidated long-term debt of MGIC Investment and its subsidiaries, or any decreases in consolidated total investments or total assets or total shareholders' equity or other items specified by the Underwriter, or any increases in loss reserves or any items specified by the Underwriter, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the MGIC Prospectus, except in each case for changes, increases, or decreases which the MGIC Prospectus discloses have occurred or may occur or which are described in such comfort letter; and

            (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E), to the extent such information is reasonably available from the general accounting records of MGIC Investment and its subsidiaries, there were any decreases in consolidated net premiums written, net premiums earned, investment income or the total or per share amounts of consolidated net income or other items specified by the Underwriter, or any increases in losses incurred or any items specified by the Underwriter, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriter, except in each case for decreases or increases which the MGIC Prospectus discloses have occurred or may occur or which are described in such comfort letter; and

        (v) in addition to the examination referred to in their report(s) included or incorporated by reference in the MGIC Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain dollar amounts, percentages and financial information specified by the Underwriter, which are derived from the general accounting records of MGIC Investment and its subsidiaries, which appear in the MGIC Prospectus, or in Part II of, or in exhibits and schedules to, the MGIC Registration Statement specified by the Underwriter, and have compared certain of such dollar amounts, percentages and financial information with the accounting records of MGIC Investment and its subsidiaries and have found them to be in agreement.

                                      II-2